Fees Summary	Sep. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 323,609,984.45
Previously Paid Amount	49,457.99
Total Fee Amount	49,544.69
Total Offset Amount	0.00
Net Fee	$ 86.70